UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 16, 2023

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Pebblebrook Hotel Trust (the "Company") issued a press release on October 16, 2023, announcing that it executed a contract to sell the 221-room Hotel Zoe Fisherman's Wharf, located in San Francisco, CA, for $68.5 million to a third party. The property sale is subject to normal closing conditions. The Company offers no assurances that the sale will be completed on these terms or at all. The sale is targeted to be completed later in the fourth quarter of 2023.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “estimated” and “will” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. The description of the Company’s intention to sell a hotel property and the intended use of proceeds are forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, the operating performance of our hotels and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, issued October 16, 2023, announcing the execution of contract to sell Hotel Zoe Fisherman's Wharf, in San Francisco, CA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

October 16, 2023	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President, Chief Financial Officer, Treasurer and Secretary